GUARANTEES	12 Months Ended
Dec. 31, 2011
GUARANTEES
GUARANTEES

NOTE 7. GUARANTEES

Consistent with our policy on physician relocation and recruitment, we provide income guarantee agreements to certain physicians who agree to relocate to fill a community need in the service area of one of our hospitals and commit to remain in practice in the area for a specified period of time. Under such agreements, we are required to make payments to the physicians in excess of the amounts they earn in their practices up to the amount of the income guarantee. The income guarantee periods are typically 12 months. If a physician does not fulfill his or her commitment period to the community, which is typically three years subsequent to the guarantee period, we seek recovery of the income guarantee payments from the physician on a prorated basis. We also provide revenue collection guarantees to hospital-based physician groups providing certain services at our hospitals with terms generally ranging from one to three years.

At December 31, 2011, the maximum potential amount of future payments under our income and revenue collection guarantees was $145 million. We had a liability of $106 million recorded for the fair value of these guarantees included in other current liabilities at December 31, 2011.

We have also guaranteed minimum rent revenue to certain landlords who built medical office buildings on or near our hospital campuses. The maximum potential amount of future payments under these guarantees at December 31, 2011 was $6 million. We had a liability of $4 million recorded for the fair value of these guarantees, of which $1 million was included in other current liabilities and $3 million was included in other long-term liabilities, at December 31, 2011.